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                                                                    EXHIBIT 99.1


                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alloy, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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
Dated: September 16, 2002              By: /s/ Matthew C. Diamond
                                       Matthew C. Diamond
                                       Chief Executive Officer
                                       (principal executive officer)


Dated: September 16, 2002              By: /s/ Samuel A. Gradess
                                       Samuel A. Gradess
                                       Chief Financial Officer
                                       (principal financial officer)
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The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.